EXHIBIT 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


           NUMBER  [  ]                         SHARES [  ]
                                                CUSIP # 12329W 10 8

                   Business Translation Services, Inc.
                Total Authorized issue 20,000,000 Shares
                   PAR VALUE $0.001 EACH COMMON STOCK



This is to Certify that [   ] is the owner of [    ]

Fully Paid and non-assessable Shares of Common Stock, no par value of Business Translation Services, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.


WITNESS, the seal of the Corporation and the signatures of its Duly authorized officers.


Dated

Stock Transfer Agent:

Pacific Stock Transfer Company,
5844 S. Pecos, Suite D,
Las Vegas, Nevada 89120


Seal

[signature]                             [signature]

/s/ Ed DeStefano                       s/s David Benedetti
---------------------------            ------------------------------
Ed DeStefano, Secretary                David Benedetti, President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship
and not as tenants in common
UNIF GIFT MIN ACT - . . . . Custodian. . . .
                    (Cust)           (Minor)
under Uniform Gifts to Minors Act ____________ (State)
Additional abbreviations may also be used though not in the above list.
For the value received _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE [       ]

---------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee


----------------- Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------

to transfer the sad Shares, on the books of the within names Corporation with full power of substitution in the premises.

Dated -----------------------

       In presence of

                       --------------------------

----------------------------